LAND USE RIGHTS, NET	12 Months Ended
Dec. 31, 2011
LAND USE RIGHTS, NET
8.	LAND USE RIGHTS, NET

Land use rights, net consisted of the following:

	December 31,
	2010	2011
Land use rights	$—	$10,889
Less: accumulated amortization	—	134

Land use rights, net	$—	$10,755

Amortization expenses for land use rights totaled $nil, $nil and $134 for the years ended December 31, 2009, 2010 and 2011, respectively. Future amortization expenses are $219 per year for each of the next 49 years through December 31, 2060.